UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2004

SLM FUNDING LLC

formerly known as SLM FUNDING CORPORATION

(Exact name of registrant as specified in its charter)

Originator of:

the Sallie Mae Student Loan Trust 1996-1,	the SLM Student Loan Trust 2002-4,
the SLM Student Loan Trust 1996-2,	the SLM Student Loan Trust 2002-5,
the SLM Student Loan Trust 1996-3,	the SLM Student Loan Trust 2002-6,
the SLM Student Loan Trust 1996-4,	the SLM Student Loan Trust 2002-7,
the SLM Student Loan Trust 1997-1,	the SLM Student Loan Trust 2002-8,
the SLM Student Loan Trust 1997-2,	the SLM Student Loan Trust 2003-1,
the SLM Student Loan Trust 1997-3,	the SLM Student Loan Trust 2003-2,
the SLM Student Loan Trust 1997-4,	the SLM Student Loan Trust 2003-3,
the SLM Student Loan Trust 1998-1,	the SLM Student Loan Trust 2003-4,
the SLM Student Loan Trust 1998-2,	the SLM Student Loan Trust 2003-5,
the SLM Student Loan Trust 1999-1,	the SLM Student Loan Trust 2003-6,
the SLM Student Loan Trust 1999-2,	the SLM Student Loan Trust 2003-7,
the SLM Student Loan Trust 1999-3,	the SLM Student Loan Trust 2003-8,
the SLM Student Loan Trust 2000-1,	the SLM Student Loan Trust 2003-9,
the SLM Student Loan Trust 2000-2,	the SLM Student Loan Trust 2003-10,
the SLM Student Loan Trust 2000-3,	the SLM Student Loan Trust 2003-11,
the SLM Student Loan Trust 2000-4,	the SLM Student Loan Trust 2003-12,
the SLM Student Loan Trust 2001-1,	the SLM Student Loan Trust 2003-14,
the SLM Student Loan Trust 2001-2,	the SLM Student Loan Trust 2004-1,
the SLM Student Loan Trust 2001-3,	the SLM Student Loan Trust 2004-2,
the SLM Student Loan Trust 2001-4,	the SLM Student Loan Trust 2004-3,
the SLM Student Loan Trust 2002-1,	the SLM Student Loan Trust 2004-4,
the SLM Student Loan Trust 2002-2,	the SLM Student Loan Trust 2004-5,
the SLM Student Loan Trust 2002-3,	the SLM Student Loan Trust 2004-6, and
the SLM Student Loan Trust 2004-7.

DELAWARE	33-95474/333-2502/333-24949/	23-2815650
(State or other Jurisdiction	333-44465/333-30932/333-68660/	(I.R.S. employer
of formation)	333-97247/333-104887	Identification No.)
(Commission File Numbers)

11600 SALLIE MAE DRIVE
MDC 1764

RESTON, VA 20193

(Address of principal executive offices)

Registrant’s telephone number: (703) 810-7585

Exhibit Index appears on Page 5

ITEM 5. OTHER EVENTS.

Closing of SLM Student Loan Trust 2004-7.

Effective as of July 28, 2004, SLM Funding LLC (“SLM Funding”), Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the Eligible Lender Trustee”) and The Bank of New York, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”), executed and delivered the Amended and Restated Trust Agreement dated as of July 28, 2004 which amended and restated the Trust Agreement dated July 10, 2004 by and between SLM Funding and the Eligible Lender Trustee pursuant to which the SLM Student Loan Trust 2004-7 (the “Trust”) was formed.

On July 20, 2004, the following agreements were executed and delivered by the respective parties thereto: the Underwriting Agreement and the Pricing Agreement relating to the Student Loan-Backed Notes to issued by the Trust, each dated July 20, 2004, among SLM Funding, SLM Education Credit Finance Corporation (“ECFC”), SLM Corporation and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Lehman Brothers Inc. (the “Underwriters”).

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of July 28, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC; (b) the Interim Trust Agreement, dated as of July 1, 2004, by and between SLM Funding and the Interim Eligible Lender Trustee; (c) the Indenture, dated as of July 1, 2004, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee; (d) the Sale Agreement, dated as of July 28, 2004, by and among the Trust, the Eligible Lender Trustee, SLM Funding and the Interim Eligible Lender Trustee; (e) the Administration Agreement, dated as of July 28, 2004, by and among the Trust, Sallie Mae, Inc., in its capacity as administrator (the “Administrator”), the Eligible Lender Trustee, Sallie Mae, Inc., in its capacity as the servicer, (the “Servicer”), SLM Funding and the Indenture Trustee; and (f) the Servicing Agreement, dated as of July 28, 2004, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

On July 28, 2004, the Trust issued $1,509,560,000 of its Student Loan-Backed Notes.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated July 20, 2004, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated July 20, 2004, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of July 28, 2004, by and among SLM Funding, the Eligible Lender Trustee and the Indenture Trustee.

4.2	Interim Trust Agreement, dated as of July 1, 2004, by and between SLM Funding and the Interim Eligible Lender Trustee.

4.3	Indenture, dated as of July 1, 2004, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.1	Purchase Agreement, dated as of July 28, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC.

99.2	Sale Agreement, dated as of July 28, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.3	Administration Agreement, dated as of July 28, 2004, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.4	Servicing Agreement, dated as of July 28, 2004, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2004	SLM FUNDING LLC

	By:	/s/ MARK L. HELEEN
Name: Mark L. Heleen
Title: VICE PRESIDENT

INDEX TO EXHIBIT

Exhibit Number	Exhibit
1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated July 20, 2004, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated July 20, 2004, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of July 28, 2004, by and among SLM Funding, the Eligible Lender Trustee and the Indenture Trustee.

4.2	Interim Trust Agreement, dated as of July 1, 2004, by and between SLM Funding and the Interim Eligible Lender Trustee.

4.3	Indenture, dated as of July 1, 2004, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.1	Purchase Agreement, dated as of July 28, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC.

99.2	Sale Agreement, dated as of July 28, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.3	Administration Agreement, dated as of July 28, 2004, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.4	Servicing Agreement, dated as of July 28, 2004, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

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